                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): August 4, 2000


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

             Delaware                   1-7822                   94-1692300
            ---------                   ------                   ----------
   (State or other jurisdiction       (Commission   (I.R.S. Employer Identification No.)
of incorporation or organization)    File Number)

                 One AMD Place
                 P.O. Box 3453                                94088-3453
             Sunnyvale, California                            ----------
             ---------------------
   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:           (408) 732-2400
                                                              --------------

Item 2. Acquisition or Disposition of Assets
------  ------------------------------------
        On August 4, 2000, Advanced Micro Devices, Inc. ("AMD") completed the sale of 90 percent of the Communication Products Division ("CPD") for approximately $375 million in cash to Francisco Partners, L.P., a private equity investment firm. CPD, the part of the Communications Group that produced telecommunication products, was reorganized into a subsidiary of AMD and recapitalized in connection with the sale. AMD has retained a 10 percent ownership interest in the business and also has a warrant to acquire approximately an additional 10 percent. AMD's estimated pre-tax gain on the sale of CPD is approximately $339 million. The gain will be recorded in the third quarter ended October 1, 2000. The full text of the press release relating to the completion of the sale of CPD is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
------  ------------------------------------------------------------------
(b)     Pro Forma Financial Information

        On August 4, 2000, AMD completed the sale of 90 percent of CPD for approximately $375 million in cash to Francisco Partners, L.P. CPD, the part of the Communications Group that produced telecommunication products, was reorganized into a subsidiary of AMD and recapitalized in connection with the sale. AMD has retained a 10 percent ownership interest in the business and also has a warrant to acquire approximately an additional 10 percent.

        The following unaudited pro forma condensed consolidated financial statements present financial information for AMD giving effect to the sale of CPD, which was consummated on August 4, 2000 effective as of July 31, 2000. The unaudited pro forma condensed consolidated balance sheet as of July 2, 2000 is presented as if the sale transaction had occurred as of that date. The unaudited pro forma condensed consolidated statements of operations for the six months ended July 2, 2000 and for the fiscal year ended December 26, 1999 are presented as if the disposition transaction had occurred at the beginning of the earliest period presented.

        The pro forma condensed consolidated financial statements should be read in conjunction with the unaudited condensed consolidated financial statements and notes thereto included in AMD's quarterly report on Form 10-Q for the quarterly period ended July 2, 2000 and the audited consolidated financial statements and notes thereto incorporated by reference in AMD's annual report on Form 10-K for the fiscal year ended December 26, 1999. The pro forma information may not necessarily be indicative of what AMD's results of operations or financial position would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of AMD's results of operations or financial position for any future period or date.

ADVANCED MICRO DEVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Thousands)

                                                                                               July 2, 2000
                                                                       ---------------------------------------------------------
                                                                                      Business to be    Pro forma
Assets                                                                 Historical       disposed       adjustment      Pro forma
------
                                                                                          [A]
                                                                       -----------    -------------    -----------     ------------
Current assets:
     Cash, cash equivalents and short-term investments                 $ 1,079,893    $          -      $ 375,000[A]   $  1,454,893
     Accounts receivable, net                                              533,007         (33,952)             -           499,055
     Inventories:
               Raw materials                                                11,430               -              -            11,430
               Work-in-process                                             162,101          (8,084)             -           154,017
               Finished goods                                               82,048          (2,862)             -            79,186
                                                                       -----------    ------------      ---------       -----------
                       Total inventories                                   255,579         (10,946)             -           244,633
     Deferred income taxes                                                  63,440                                           63,440
     Prepaid expenses and other current assets                             127,472               -              -           127,472
                                                                       -----------    ------------      ---------      ------------
               Total current assets                                      2,059,391         (44,898)       375,000         2,389,493
Property, plant and equipment, at cost                                   5,063,403          (9,624)             -         5,053,779
Accumulated depreciation and amortization                               (2,587,736)          6,853              -        (2,580,883)
                                                                       -----------   -------------      ---------      ------------
               Property, plant and equipment, net                        2,475,667          (2,771)             -         2,472,896
Investment in joint venture                                                267,448               -              -           267,448
Other assets                                                               160,988          (3,438)         3,696[A]        161,246
                                                                       -----------    ------------      ---------      ------------
                                                                       $ 4,963,494    $    (51,107)     $ 378,696       $ 5,291,083
                                                                       ===========    ============      =========      ============
Liabilities and Stockholders' Equity

Current liabilities:
     Accounts payable                                                  $   353,398    $     (2,955)     $   2,613[A]    $  353,056
     Accrued compensation and benefits                                     155,779          (1,420)             -          154,359
     Accrued liabilities                                                   233,256            (662)             -          232,594
     Income tax payable                                                     18,763               -              -           18,763
     Deferred income on shipments to distributors                           99,590          (9,115)             -           90,475
     Current portion of long-term debt, capital
      lease obligations and other                                           75,951               -              -           75,951
                                                                       -----------    ------------      ---------      -----------
               Total current liabilities                                   936,737         (14,152)         2,613          925,198

Deferred income taxes                                                      101,861               -        124,014[C]       225,875
Long-term debt, capital lease obligations and
 other, less current portion                                             1,481,725               -              -        1,481,725

Commitments and contingencies

Stockholders' equity:
     Capital stock:
               Common stock, par value                                       1,649               -              -            1,649
     Capital in excess of par value                                      1,219,409               -          4,004[A]     1,223,413
     Retained earnings                                                   1,269,726         (36,955)       248,065[A]     1,480,836
     Accumulated other comprehensive loss                                  (47,613)              -              -          (47,613)
                                                                       -----------    ------------      ---------      -----------
               Total stockholders' equity                                2,443,171         (36,955)       252,069        2,658,285
                                                                       -----------    ------------      ---------      -----------
                                                                       $ 4,963,494    $    (51,107)     $ 378,696      $ 5,291,083
                                                                       ===========    ============      =========      ===========

See accompanying notes

ADVANCED MICRO DEVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (Thousands except per share amounts)

                                                                                        Six months ended  July 2 , 2000
                                                                --------------------------------------------------------------------
                                                                  Historical       Business to be     Pro forma         Pro forma
                                                                                      disposed          adjustment
                                                                                         [A]
                                                                --------------   ----------------   ---------------   --------------
Net sales                                                         $   2,262,466      $    (122,883)    $    48,337 [B] $  2,187,920

Expenses:
            Cost of sales                                             1,218,324            (56,521)         43,943 [B]    1,205,746
            Research and development                                    316,948            (14,262)              -          302,686
            Marketing, general and administrative                       296,328            (17,228)              -          279,100
                                                                ----------------   ----------------   -------------   --------------
                                                                      1,831,600            (88,011)         43,943        1,787,532
                                                                ----------------   ----------------   -------------   --------------

Operating income                                                        430,866            (34,872)          4,394          400,388


Interest income and other, net                                           41,063                  -               -           41,063
Interest expense                                                        (22,723)                 -               -          (22,723)
                                                                ----------------   ----------------   -------------   --------------

Income before income taxes and equity in joint venture                  449,206            (34,872)          4,394          418,728
Provision for income taxes                                               51,778            (11,299)              -           40,479
                                                                ----------------   ----------------   -------------   --------------

Income before equity in joint venture                                   397,428            (23,573)          4,394          378,249
Equity in net loss of joint venture                                        (937)                 -               -             (937)
                                                                ----------------   ----------------   -------------   --------------

Net income                                                        $     396,491      $     (23,573)    $     4,394     $    377,312
                                                                ================   ================   =============   ==============

Net income per common share:
            Basic                                                 $        2.60                                        $       2.47
                                                                ================                                      ==============
            Diluted                                               $        2.36                                        $       2.25
                                                                ================                                      ==============
Shares used in per share calculation:
            Basic                                                       152,719                                             152,719
                                                                ================                                      ==============
            Diluted                                                     174,080                                             174,080
                                                                ================                                      ==============

See accompanying notes

ADVANCED MICRO DEVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (Thousands except per share amounts)

                                                                                 Fiscal year ended December 26, 1999
                                                       ----------------------------------------------------------------------
                                                            Historical         Business to be      Pro forma        Pro forma
                                                                                disposed          adjustment
                                                                                   [A]
                                                       ----------------   ----------------    --------------    -------------
Net sales                                              $   2,857,604       $   (166,988)       $   67,037    [B] $  2,757,653

Expenses:
            Cost of sales                                  1,964,434            (82,601)           60,943    [B]    1,942,776
            Research and development                         635,786            (36,433)                -             599,353
            Marketing, general and administrative            540,070            (24,862)                -             515,208
            Restructuring and other special charges           38,230                  -                 -              38,230
                                                       ----------------   ----------------    --------------    -------------
                                                           3,178,520           (143,896)           60,943           3,095,567
                                                       ----------------   ----------------    --------------    -------------

Operating loss                                              (320,916)           (23,092)            6,094            (337,914)

Gain on sale of Vantis                                       432,059                                                  432,059
Interest income and other, net                                31,735                  -                 -              31,735
Interest expense                                             (69,253)                 -                 -             (69,253)
                                                       ----------------   ----------------    --------------    -------------

Income before income taxes and equity in joint venture        73,625            (23,092)            6,094              56,627
Provision for income taxes                                   167,350             (7,473)            7,473    [C]      167,350
                                                       ----------------   ----------------    --------------    -------------

Loss before equity in joint venture                          (93,725)           (15,619)           (1,379)           (110,723)
Equity in net income of joint venture                          4,789                  -                 -               4,789
                                                       ----------------   ----------------    --------------    -------------

Net loss                                               $     (88,936)      $    (15,619)       $   (1,379)       $   (105,934)
                                                       ================   ================    ==============    =============

Net loss per common share:
            Basic                                      $       (0.60)                                            $      (0.72)
                                                       ================                                         =============
            Diluted                                    $       (0.60)                                            $      (0.72)
                                                       ================                                         =============
Shares used in per share calculation:
            Basic                                            147,068                                                  147,068
                                                       ================                                         =============
            Diluted                                          147,068                                                  147,068
                                                       ================                                         =============

See accompanying notes

Notes to Pro Forma Condensed Consolidated Financial Statements

1. Basis of Presentation

   The following unaudited pro forma condensed consolidated financial statements present financial information for AMD giving effect to the sale of CPD, which was consummated on August 4, 2000 effective as of July 31, 2000. The unaudited pro forma condensed consolidated balance sheet as of July 2, 2000 is presented as if the sale transaction had occurred as of that date. The unaudited pro forma condensed consolidated statements of operations for the six months ended July 2, 2000 and for the fiscal year ended December 26, 1999 are presented as if the sale transaction had occurred at the beginning of the earliest period presented.

2. Unaudited Pro Forma Consolidated Financial Adjustments

[A] Reflects the sale of 90 percent of CPD, the part of the Communications Group that produced telecommunication products, to Francisco Partners, L.P., a private equity investment firm, for total cash proceeds of $375 million. Included in pro forma retained earnings at July 2, 2000 is the resulting estimated gain to be recognized on the sale, net of other expenses of the sale transactions and compensation expense recorded in connection with options to purchase AMD stock previously issued to CPD employees and applicable income taxes, as if the sale transaction had occurred on July 2, 2000. The estimated after-tax gain of approximately $211 million will be recorded in the third quarter of the fiscal year ending December 31, 2000. The actual after-tax gain will be determined based on the amount by which the proceeds received from the sale exceed the sum of the actual carrying value of CPD net assets as of July 31, 2000 and direct costs associated with the sale. Pursuant to Article 11 of Regulation S-X, the estimated gain to be recognized on the disposition transaction has been excluded from the pro forma condensed consolidated statement of operations for the six months ended July 2, 2000 and the fiscal year ended December 26, 1999 due to its non-recurring nature.

[B] Subsequent to the CPD sale, AMD will continue to provide wafer fabrication, administrative and assembly, test, mark and pack services to CPD pursuant to service agreements. The wafer fabrication and assembly, test, mark and pack service agreements will continue to December 31, 2004, and the administrative service agreements will expire on the 12-month anniversary of the closing date. The pro forma adjustments to the condensed consolidated statements of operation for the six months ended July 2, 2000 and the fiscal year ended December 26, 1999 reflect the sales and related expenses to CPD that were eliminated in the historical information.

[C] The pro forma adjustment to income taxes in the condensed consolidated balance sheet as of July 2, 2000 reflects an effective tax rate of 37% on the sale. The pro-forma adjustment to income tax expense on the 1999 statement of operations reflects the adjustment to the deferred tax asset valuation allowance.

(c)  Exhibits

     Number         Exhibit
     ------         -------

     99             Press release dated August 4, 2000.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ADVANCED MICRO DEVICES, INC.


Date: August 17, 2000              By: /s/ Francis P. Barton
                                       ---------------------
                                       Francis P. Barton
                                       Senior Vice President,
                                       Chief Financial Officer